UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported event): October 31, 2007

Commoncache, Inc.
(Exact name of registrant as specified in charter)

Florida	333-70868	65-1129569
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

18851 NE 29th Avenue, 7th Floor,
Aventura, FL 33180
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (305) 749-3166

Copies to:
Richard A. Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Registrant hereby amends its Current Report on Form 8-K dated October 31, 2007, filed with the Securities and Exchange Commission on November 6, 2007 (the "Original Form 8-K"), to amend Item 4.01 to include the letter provided by S.W. Hatfield, CPA as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit
16.1	Letter of S.W. Hatfield, CPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONCACHE, INC.

Date: November 7, 2007	By:	/s/ Yakov Sarousi
Name: Yakov Sarousi
Title: Chief Executive Officer